INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED NOVEMBER 5, 2025 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2025, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Comstock Contrarian Equity ETF (CSTK)
(the “Fund”)
Effective November 5, 2025, the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) are revised as described below.
1. The following information replaces in its entirety the table appearing under the heading “Portfolio Managers” in the section titled “Summary Information – Portfolio Managers” of the Prospectuses:
Name	Title with Sub-Adviser	Date Began Managing the Fund
Devin Armstrong, CFA	Portfolio Manager of the Sub-Adviser	May 2025

Kevin Holt, CFA	Portfolio Manager of the Sub-Adviser	May 2025

Umang Khetan, CFA	Portfolio Manager of the Sub-Adviser	November 2025

2. The following information replaces in its entirety the information appearing in the section titled “Management of the Fund – Portfolio Managers” of the Statutory Prospectus:
The Sub-Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Sub-Adviser's extensive resources. In this regard, Devin Armstrong, CFA, Kevin Holt, CFA and Umang Khetan, CFA (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Sub-Adviser believes to be appropriate.
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Devin Armstrong, CFA, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since May 2025 and has been associated with the Sub-Adviser and/or its affiliates since 2010.
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Kevin Holt, CFA, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since May 2025 and has been associated with the Sub-Adviser and/or its affiliates since 2010.
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Umang Khetan, CFA, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since November 2025 and has been associated with the Sub-Adviser and/or its affiliates since 2012.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
3. The following information replaces in its entirety the first paragraph of the section titled "Management - Portfolio Managers" of the SAI:
The Adviser and Sub-Adviser use a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Adviser’s extensive resources. Devin Armstrong, Kevin Holt and Umang Khetan are jointly and primarily responsible for the day-to-day management of the Fund.
4. The following disclosure is added to the section titled “Management – Portfolio Managers” of the SAI:
Umang Khetan began serving as a portfolio manager of the Fund effective November 5, 2025. As of August 31, 2025, Mr. Khetan managed 1 other registered investment company with approximately $433.5 million in assets, no other pooled investment vehicles and no other accounts.
5. The following disclosure is added to the section titled “Management – Portfolio Holdings” of the SAI:
Umang Khetan began serving as a portfolio manager of the Fund effective November 5, 2025. As of August 31, 2025, Mr. Khetan did not beneficially own any shares of the Fund.
Please Retain This Supplement For Future Reference.
P-CSTK-SUMSTATSAI-SUP 110525